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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 15, 2004



                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                    1-5424                      58-0218548
---------------------------- ------------------------ --------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

                  Registrant's Web site address: www.delta.com



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 15, 2004, Delta Air Lines, Inc. ("Delta") issued a press release announcing that M. Michele Burns, executive vice president and chief financial officer, has decided to leave Delta effective April 30, 2004. The press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

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
      Exhibit 99.1         Press Release dated April 15, 2004, titled "M.
                           Michele Burns, Delta Executive Vice President and
                           Chief Financial Officer, to Join Mirant Corporation."
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DELTA AIR LINES, INC.


                                   BY:  /s/ Leslie P. Klemperer
                                        ----------------------------------------
                                        Leslie P. Klemperer
                                        Vice President - Deputy General Counsel
                                        and Secretary




Date:    April 16, 2004




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                                  EXHIBIT INDEX

Exhibit Number                      Description

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
         Exhibit 99.1      Press Release dated April 15, 2004, titled "M.
                           Michele Burns, Delta Executive Vice President and
                           Chief Financial Officer, to Join Mirant Corporation".